LEGEND MEDIA

Company Overview

June 2008

Cautionary Note About Forward-Looking Statements

Except for the historical information contained in this presentation (this "Presentation"), the matters discussed in this Presentation or otherwise incorporated by reference into this Presentation are "forward-looking statements." Such forward-looking statements are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should" or "anticipates" or comparable terminology, or by discussions of strategy that involve risks and uncertainties. These forward-looking statements involve risks and uncertainties, including those identified within the Company's Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the "SEC") on February 11, 2008 as well as the Company's other filings with the SEC from time to time. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, the Company cannot assure shareholders or investors that these expectations will prove correct, and the actual results that the Company achieves may differ materially from any forward-looking statements, due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Company assumes no obligation to update this information, except as required by law.

Agenda

Today: Creating the leading radio advertising company in China by acquiring the rights to the advertising minutes of radio stations across China

Tomorrow: The dominant cross-platform media advertising business in the market with the world's largest advertising spend

Overview

- Rapidly increasing advertising spend as more international brands look to China for expansion and more domestic consumer brands gain the scale to support mass advertising campaigns
- Radio advertising in China is highly fragmented, underutilized and undervalued
  - Largest radio listening audience in the world with over 394 million radio households
  - 2.7% of China's national advertising being spent on radio versus a worldwide average of 8.1% and a US average 11.8%
  - China's 2007 radio advertising spend hit US$ 426 million versus US$ 22 billion in the US
  - No dominant player in space; industry is highly fragmented compilation of small players
- Legend Media is positioned to acquire large blocks of radio advertising without the capital typically associated with buying radio stations
  - Legend Media contracts with the government-controlled radio stations to be the exclusive owner of all radio advertising for the particular channel
- Over 80,000,000 radio advertising minutes in China, of which an estimated 60,000,000 are unsold and available for acquisition

Overview

- Legend Media has entered into agreements to acquire large blocks of minutes and is positioned for rapid nationwide expansion
  - 19,710 minutes in Tianjin acquired
  - 39,420 minutes in Beijing will be closing by June 30
    - National radio channel, providing nationwide rollout at our discretion
  - Provincial level radio station that will add 157,680 minutes of radio advertising inventory
  - In early stages of discussion with nationwide radio channel that will provide an instant nationwide footprint and over 1,000,000 minutes of radio advertising inventory
- Legend Media is in various stages of discussion to enter other complimentary advertising mediums, such as outdoor media, which would follow the Clear Channel model successfully deployed in the US market

Overview

Legend Media enjoys several competitive advantages in the fast growing Chinese advertising industry including:

- The Company has exclusive rights to sell ad space for an increasing number of China's radio channels
- Legend Media benefits from strong relationships with both the national and provincial broadcasting networks
- Continued increases in the demand for Chinese ad space are resulting in higher ad rates overall with TV and outdoor increasing at a faster pace than radio, thus further improving the value proposition of radio
- Its first mover advantage in the deregulating radio advertising space will allow it to win long-term contracts in many provinces throughout China
  - U.S. public currency will allow Legend Media to aggressively grow and establish its "land grab" in radio advertising
- The Company intends to continue its radio expansion into several new Chinese provinces and become the dominant and insurmountable leader in China's radio advertising industry

Agenda

I. Introduction

II. Market Overview

III. Business Overview

IV. Financials and Comparable Case Studies

Agenda

I. Introduction

II. Market Overview

- I. **China's Economic Development**
- II. China's Advertising Spend Expanding
- III. The Argument for Radio

III. Business Overview

IV. Financials and Comparable Case Studies

Economic Development

China continues to dominate the world's economic landscape with average GDP growth of **15%** CAGR from 2002 – 2007 and is forecasted to continue to growth at an average rate of **14%** CAGR through 2012.

China GDP, 2002 - 2012



RMB Billions
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
15%
14%
2002
2003
2004
2005
2006
2007
2008 F
2009 F
2010 F
2011 F
2012 F

Source: International Monetary Fund, "World Economic Outlook"

Economic Development

China is forecasted to become the world's largest economy by 2040.


GDP Forecast
US$ Billions
50,000
40,000
30,000
20,000
10,000
0
2010
2020
2030
2040
2050
US
China
Japan
Germany
UK

Source: Goldman Sachs

Economic Development

China's GDP is the fourth largest in the world



GDP Comparison
2007
USA
Japan
Germany
China
UK
France
Italy
$13.84
$4.38
$3.32
$3.25
$2.77
$2.56
$2.10
0
2
4
6
8
10
12
14
US$, Trillions

China's "Purchasing Power Parity" GDP is second only to the USA



Purchasing Power Parity GDP Comparison
2007
USA
China
India
Japan
Germany
UK
France
$13.54
$11.61
$4.73
$4.35
$2.71
$2.27
$2.04
0
2
4
6
8
10
12
14
IMF International $, Trillions

Source: International Monetary Fund, "World Economic Outlook"

Agenda

Conducive Environment for Advertising

China's…

- **Rapidly growing economy**
  - **15%** CAGR from 2002 – 2007
  - **14%** CAGR from 2007 - 2012
  - Pass USA as number one world economy by 2040
- **Growing affluence and disposable income**
  - 4th largest Economy in 2007
  - 2nd largest economy in 2007 based on "purchasing power parity"
  - By 2015, there will be 27 million households in China earning over 100,000 RMB, growing to 41 million in 2025E
  - In 2006, China had 310,000 US$ millionaires, estimated to grow to 609,000 by 2011, the world's most and primarily 1st generation
  - By 2011 there will be 16 million high net-worth individuals in China with $6.2 trillion in total assets [1]

Is resulting in…

Rapid increase in China advertising sales

1 "HSBC joins race to cash in on China's new millionaires ", Reuters March 31, 2008

China's Advertising Spend Growth

China's booming economy is driving robust growth of China's advertising expenditures; the industry grew at **18.6%** CAGR from 2000 – 2007 and is forecasted to continue at **20.6%** CAGR through 2010.

China's Advertising Expenditures



US$ Billions
35
30
25
20
15
10
5
0
$4.8
$5.2
$6.2
$7.8
$8.7
$10.3
$12.7
$15.7
$20.9
$24.1
$27.6
18.6%
20.6%
2000
2001
2002
2003
2004
2005
2006
2007
2008 F
2009 F
2010 F

Source: "Advertising Expenditures Forecasts, March 2008", ZenithOpimedia; Internal Conversion from RMB to US$

China's Advertising Still Undervalued

As a % of GDP, China's advertising expenditures trail the rest of the world. Even with the forecasted 20.6% CAGR through 2010, the media industry is still undervalued; by 2010, China's media industry could nearly double current forecasts and reach $50 billion.

Advertising Spend, as % of GDP



1.23%
Worldwide Avg.
0.94%
0.78%
0.74%
0.49%
China
United States
Asia Pacific
Western Europe

China Advertising Expenditures

Current vs Potential

US$ Billions



$50
50
$44
40
$37
$31
$28
30
$24
$21
20
$16
10
0
2007
2008 F
2009 F
2010 F
Current Forecast
Potential (@ WW % of GDP)

Source: "Advertising Expenditures Forecasts, March 2008", *ZenithOpimedia; Internal Analysis of data from ZenithOptimedia and PriceWaterhouseCoopers*

Agenda

I. Introduction

II. Market Overview

  I. China's Economic Development

  II. China's Advertising Spend Expanding

  III. The Argument for Radio

III. Business Overview

IV. Financials and Comparable Case Studies

Retail Sales to Drive Advertising Expansion

China's retail sales rose 16.8% in 2007 to RMB 8.9 trillion (US$ 1.24 trillion); the 2007 growth rate is a 10 year high. Brands continue to move into China and increase advertising spend as they compete for the fasting growing consumer market in the world.

China Retail Sales of Consumer Goods



RMB Trillions
9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
Retail Sales
YOY Growth

Source: National Bureau of Statistics of China, ChinaDaily.com, 9/27/2006 "Retail Sales Growth in Coming Year"

China's Opportunity Beyond Tier I

Beijing and Shanghai receive the most media coverage and attention from advertisers; however, the two cities represent only 4.3% and 4.2% of retail sales, respectively.

China Retail Sales Distribution

8.9 Trillion RMB



Beijing
4.3%
Shanghai
4.2%
All Others
91.5%

Source: National Bureau of Statistics of China, ChinaDaily.com, 9/27/2006 "Retail Sales Growth in Coming Year"

Radio Influences Chinese Buying Decisions

Roughly 70% of Chinese consumers are active impulse shoppers with 33% of them being influenced by radio with ads; Tier 2 and Tier 3 shoppers are more likely to be influenced by radio with ads than Tier 1.



Radio with Ads Influence on Impulse Shopping
% influenced
50%
40%
30%
20%
10%
0%
33%
27%
35%
38%
Total
Tier 1
Tier 2
Tier 3

Source: Ogilvy, "Consumers in Real China"

China's Advertisers Look Beyond Tier 1

The size of the retail market beyond the Tier 1 cities will drive a shift and expansion of advertising spend as major brands expand into to Tier 2 and Tier 3.

- Nike Inc.'s brand president Charles Denson said "the company has so far concentrated on major cities and is now expanding to medium-sized cities and western Chinese regions"

  - Thomson Financial News, May 14, 2008 *"Nike aims to expand in China"*

- Unilever country head, Braeken says "the timing and means of brand expansion into lower tiers is one of his biggest challenges"

  - ADweek, January 15, 2007 *"Bright Lights, Big Challenge"*

- Companies that continue to aim just for the low-hanging fruit of the country's most-prosperous coastal areas jeopardize their future share in China. Right now, 70 percent of China's affluent households live in the country's top eight cities. By 2012, only 30 percent will live in those cities.

  - ADweek, January 15, 2007 *"Bright Lights, Big Challenge"*

- Only 33.5% of retail sales come from the top 24 cities now. The strong purchasing power in low tier markets has become the engine for market expansion.

  - Ogilvy, *"Consumers in the Real China"*

Radio Advertising Well Positioned

Radio is positioned to satisfy large advertisers needs to expand nationally at a very low cost per impression.

- **394,690,955** radio households in China
- Average daily listening to radio per adult is **89.5 minutes**
- Excellent value proposition for advertisers
  - Lower cost per thousand than other mediums
  - Television and outdoor costs are over 12 times more than radio; magazines and newspapers cost over 33 times more than radio


Adveritising Cost by Medium
US$ per Thousand Impressions
$30
$25
$20
$15
$10
$5
$0
$0.77
$9.53
$9.86
$25.79
$25.84
Radio
Outdoor
Telvenision
Magazines
Newspaper

Source: ZenithOptimedia, National Bureau of Statistics of China and internal calculations

Radio Advertising Well Positioned

- **Radio is well positioned to target China's rapidly expanding affluent consumers as they are the ones who own cars**
- Dramatic increase in private car ownership in China
  - Currently **28,000,000** private vehicles in China
  - By 2010 private vehicles is forecasted to exceed **48,400,000**
  - Leading to nationwide increase in traffic which leads to longer commutes and radio listening times for car owners



Private Vehicle Ownership
millions of vehicles
60
50
40
30
20
10
0
14.8
18.5
23.3
28.0
33.6
40.3
48.4
2004
2005
2006
2007f
2008f
2009f
2010f
'04 – '10
CAGR: 22%

Source: ZenithOptimedia, PriceWaterhouseCoopers, National Bureau of Statistics of China, Xinhua Economic News, Google Finance and internal calculations

Radio Advertising Still Developing

China's radio China's radio advertising industry has gained momentum growing at **17%** CAGR from 2002 – 2007; however, despite excellent positioning for large international advertisers, the radio advertising industry is still small and lagging behind compared to the advertising industry as a whole.

China's Radio Advertising


800
700
600
500
400
300
200
100
0
17%
17%
$192
$224
$279
$326
$376
$426
$526
$589
$689
2002
2003
2004
2005
2006
2007
2008 F
2009 F
2010 F

Source: "Global Entertainment and Media Outlook 2007-2011", PriceWaterhouseCoopers

Radio Advertising Underutilized

As a % of total ad spend, China's radio advertising expenditures trail the rest of the world on average. In 2007, the USA's total advertising spend was 12 times larger than China's while USA's radio advertising was **52 times** larger than China's.

Radio Advertising,
as % of Total Advetisng



2.7%
11.8%
5.6%
4.8%
Worldwide Avg.
8.1%
China
United States
Western Europe
Asia Pacific

2007 Radio Advertising Market
China vs. United States
US$ Millions



$426
$22,000
52X
China
United States

Source: ZenithOptimedia and PriceWaterhouseCoopers; Internal calculations prepared for certain figures using ZenithOptimedia and PriceWaterhouseCoopers data

Radio Advertising Undervalued

While industry forecasts are predicting a robust 17% CAGR through 2010, internal forecasts predict growth at 35% per year through 2010.

- Value proposition too strong to be overlooked as other media prices increase
- Expected improvement of sales effort driven by new entrants into the market
- As with outdoor advertising, one company can make a big difference
  - Focus Media has been the driving force behind the growth of outdoor advertising in China; Focus Media has a 25% market share but contributed over 50% the year over year growth for the industry



China Radio Advertising
Industry Forecast vs. Internal Forecast vs. Market Potential
US$ millions
2,500
2,000
1,500
1,000
500
0
$526
$575
$813
$589
$776
$1,355
$689
$1,048
$2,238
2008
2009
2010
Industry Forecast
Internal Forecast
Market Potential

Source: *PriceWaterhouseCoopers, internal calculations and estimates*

Agenda

I. Introduction

II. Market Overview

III. Bsiness Overview

IV. Financials and Comparable Case Studies

Legend Media

- Legend Media's plan is simple, through acquisition and deals direct with radio stations commercialize the overlooked, underutilized and undervalued radio advertising market in China
- Implement a multi-channel sales strategy
  - Agency based sales to large international brands
  - Direct sales to international brands to push advertisers to agencies while agencies pull advertisers in
  - Direct sales to regional and local brands
  - Use B2B direct marketing to educate the market
- Use acquired minutes in Beijing and Tianjin as a foundation to first expand into coastal regions and then into the tier 2 and tier 3 provinces

Sales Strategy

Legend Media's Sales Strategy			
Direct		Indirect	
Local	**National**	**AgencyBased**	**Marketing**
• Focus on city / provincial based brands • Heavy focus on driving new sales versus brand building • Promote radio as a way to drive customers in the "door" • Focus on selling off peak and remnant space at very attractive prices • Use price as a sales tool where needed	• Focus on large international brands • Promote value proposition of radio as a national platform with tremendous value • Sell premium time at a premium price • Focus on helping brand building and driving incremental sales • Pushes business into agencies while agencies pull the business in	• Activate relationships with large international and local agencies • Ensure agencies add radio to mix of media offered to clients • Educate media buyers on the value proposition of radio in China • In near-term, offer higher commissions than competitive media	• Active B2B campaign targeting local and headquarters decision makers of multinational brands • Provide information on the value of radio in the Chinese market and how it can help brands • Call to action will be for them to talk to their advertising agency

Sales Strategy Implementation

Ability to Build Long Term Value Alone	Low	High
High	**2. Activate Agency Relationships** • Use existing relationships in place to facilitate meetings with the top agencies	**3. Reorganize and Expand Sales Force** • Replace and expand sales force handling local markets as inventory expands; implement relevant "best practices" from established radio markets
Low	**1. Train Existing Staff** • Hire experienced radio sales executive from established radio market *(currently in discussions with Clear Channel executive)*	**4. Launch Marketing Campaign** • Use B2B campaign to promote value of radio; dependent on having retrained staff and agency relationships in place

Difficultly to Implement

Growth Strategy

- Legend Media recently closed a deal in Tianjin and is expected to close a second deal in Beijing by June 30, which will provide the foundation for nationwide expansion
- Legend Media is actively working on deals in Dalian, Xian, Henan, Tangshan, Langfang, Guangzhou, Shenzhen and Shanghai
- The Company plans to follow a growth strategy based on the following criteria
  - Quality of deal based on cost per minute, term and current revenue
  - Cluster acquisitions to minimize the requirement for new management and to allow for cross selling of customers from channel to channel
  - Focus on Tier 2 and Tier 3 cities to meet the direction of the advertising market in China
  - Nationwide expansion to become the first radio advertising consolidator in China with a national footprint
- The Company intends to "land grab" and grow its business nationwide over the next 24 months
- The Company plans to acquire a few additional companies but will focus long-term on closing new exclusive agency deals
- Legend Media has been approached directly and indirectly by organizations that combined represent over 2 million radio advertising minutes

Leadership Team

- **Mr. Jeffrey Dash, Chief Executive Officer and Director** – Formerly the President of Viking River Cruises, the world's largest river cruise line, Mr. Dash lead the company to 30% annual growth through the toughest time in the travel industry, post 9/11. During his time he launched the company's first China operation. Mr. Dash has spent his career building businesses and has held positions in Germany, Switzerland, Czech Republic and Russia.
- **Dr. William Lee, Chief Operating Officer** – Formerly a Managing Director at Transworld Capital Group, Lee worked with numerous companies creating strategic partnerships between Chinese and North American businesses. Prior to Transworld, Lee headed TNT China's corporate strategy department and worked as a consultant in China for McKinsey & Company. Lee earned his Ph.D. from MIT and completed post-graduate study at Harvard.
- **Mr. Edward Lee** – Formerly the CFO of Tianjin Jin Tak Garments Co., Ltd , a JV in China whose main product line was Pierre Cardin branded formal wear. Prior to Jin Tak, Mr. Lee worked for Asimco where he held numerous senior financial positions for various Asimco portfolio companies.
- **Mr.Bng Xu** – He has spent his career in China's media industry. He has served as vice executive of Shanghai radio station music channel, chief editor of Konghong TVB official website "New horizon", production chief executive of TV programs (broadcasting by TVB8 and DragonTV), vice president of YYYD and GM of Shanghai Xihuan cultural transmission Co. Ltd.

Independent Board

- **Mr. Andre Nair** – Chief Strategy Officer for J. Walter Thompson & RMG Connect's Asia Pacific operations. Mr. Nair has 27 years of experience in Asia's media industry. He has held numerous senior positions in Asia including co-Ceo of Mindshare Asia Pacific, CEO Mindshare South Asia, and CEO GroupM Southeast Asia and South Asia.
- **Mr. Rich Vogel** - Chief Operating Officer of Loeb Enterprises, a New York based consumer and media focused business incubator. Previously ran Synapse Group, Inc., a direct marketer which he helped sell to Time Warner for in excess of $500 million. Prior to joining Synapse, Mr. Vogel held a number of senior positions in consumer marketing at Time Warner.
- **Mr. Michael Bonner** – Chief Operating Officer of The Scholar Ship, a globally recognized academic program aboard a transformed passenger ship backed by Royal Caribbean Cruises Ltd. Mr. Bonner has held numerous senior positions in the cruise industry. Prior to Royal Caribbean, he worked Booz Allen Hamilton, a global strategy and technology consulting firm.

Agenda

I. Introduction

II. Market Overview

III. Business Overview

IV. Financials and Comparable Case Studies

Cautionary Note About Financial Projections

The following financial projections for future periods were made with input from senior management of the Company and were not the result of a detailed budgeting process. These projections are based on management's expectations and numerous assumptions and the Company makes no representations or warranties as to the accuracy of the projections or the assumptions. This information represents the Company's current estimate of the operating and financial results which the Company would achieve if certain assumptions are realized. These assumptions relate primarily to the closing and integration of certain acquisitions described herein, the Company's ability to generate and raise capital and the Company's ability to achieve its overall business strategy, including its ability to implement its marketing and sales strategy, among other factors. These assumptions may be affected by a number of risk factors, many of which are wholly or partially beyond the Company's control, and, accordingly, there can be no assurance that any of these assumptions will be realized. These risks and uncertainties include, among others, those identified within the Company's Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the "SEC") on February 11, 2008 as well as the Company's other filings with the SEC from time to time. Accordingly, THE PROJECTIONS ARE PROVIDED FOR ILLUSTRATIVE PURPOSES ONLY, AND THE RESULTS CONTAINED IN THE PROJECTIONS ARE BY NO MEANS GUARANTEED. As a result, there can be no assurance that the Company will achieve the financial results that are described in this Presentation.

Notes to Financial Section

- The Company's fiscal year ends June 30
- All figures presented by year are for the period ending June 30 of the year shown
- The figures for 2008 (year ending June 30, 2008), reflect only 1 month of revenue as the Company had one acquisition closed and generating revenue as of June 1, 2008

Planned Inventory Growth

Advertising inventory is forecasted to expand rapidly as the Company pursues a "land grab" strategy while the industry is without a dominant market leader.

Legend Inventory Development

minutes of radio advertising



1,000,000
800,000
600,000
400,000
200,000
0
836,622
386,208
1,620
2008
2009 F
2010 F

Cost per Minute

Despite national increases in media spending and pricing, the average cost per minute for radio advertising bought in bulk is still low and growing at a moderate rate compared to the advertising industry as a whole.

Average Cost per Minute

US$



$35
$30
$25
$20
$15
$10
$5
$0
$19
$27
$29
2008 F
2009 F
2010 F

Revenue per Sold Minute

Revenue per minute sold will drop in 2009 as inventory expands. The Company expects revenue per minute growth to be sacrificed for utilization expansion.



Average Revenue per Minute Sold
US$
$300
$250
$200
$150
$100
$50
$0
$290
$232
$236
2008 F
2009 F
2010 F

Revenue Growth

Despite rapid expansion and moderate utilization rates the business will build revenue and profits quickly; the business has a high level of fixed costs but a low break even point in terms of utilization, 23.8%.



Revenue, Operating Income and Utilization
US$ 000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
($10,000)
Ad Sales Revenue
EBITDA
Utilization
$117
($779)
25.0%
$21,047
$1,442
23.5%
$56,294
$11,381
28.5%
2008 F
2009 F
2010 F

Utilization

Despite the increase in sold minutes and subsequent profit increase, the full potential of the business is far from being reached.



Inventory Utilization
minutes
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
Unsold
Sold
25%
405
1,215
23.5%
295,469
90,739
28.5%
598,545
238,077
2008
2009 F
2010 F

Pro Forma Profit and Loss 2008 - 2010

	30-Jun-08	30-Jun-09	30-Jun-10
	For the 12 months Ending In USD 000		
Ad Sales Revenue	**$ 117**	**$ 21,047**	**$ 56,294**
Cost of Services:			
Advertising minutes cost	30	10,416	24,100
Ad Production	0	156	362
Commissions	18	3,157	8,444
Revenue Tax	6	1,052	2,815
Total Cost of Services	54	14,781	35,721
Gross Profit	**63**	**6,266**	**20,573**
margin %	*54%*	*30%*	*37%*
S, G & A			
Operating Units	58	2,569	5,658
Corporate	783	2,255	3,535
S, G & A	842	4,823	9,193
EBITDA	**(779)**	**1,442**	**11,381**

** The figures for 2008 (year ending June 30, 2008), reflect only 1 month of revenue as the Company had one acquisition closed and generating revenue as of June 1, 2008*

Impact of Utilization Rates

Each 1% point increase of inventory dramatically increases operating income; the impact of which increases each year as the business develops.


Impact of 1% Increase in Inventory Utilization
US$ 000
$2,000
$1,000
$0
$710
$1,570
2009 F
2010 F

Impact of Utilization Rates

Each 1% point increase of inventory dramatically increases operating income; the impact of which increases each year as the business develops.

Operating Income by Utilzation Rates

US$ millions



$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
($10)
@ Forecast Utilization
$17.8
$29.9
$11.4
$39.8
$66.6
24%
50%
75%
29%
50%
75%
2009 F
2010 F

Focus Media

Company Overview

Focus Media Holding Limited (NASDAQ:FMCN) operates the largest out-of-home advertising network in the People's Republic of China (PRC) consisting of several outdoor and audiovisual mediums. The Company is also the leading provider of Internet marketing solutions in China.

Initial Public Offering

On July 12, 2005, Focus Media priced its initial public offering of 10.1 million American Depository Shares (ADSs), each representing ten ordinary shares, at $17 per ADS. The offering consisted of 7 million ADSs offered by Focus Media and 3.1 million ADSs offered by its selling shareholders. Goldman Sachs (Asia) acted as the sole bookrunner.

Competitive Strengths

- Dominant position as market leader in outdoor advertising in the PRC
- Cost-effective business model with competitive ad rates
- Financial resources and relationships to continue land grab of outdoor advertising space

Key Statistics

Current Stock Price:	$36.17
Stock Price at IPO:	$10.00
Market Cap:	$4.7 billion
Enterprise Value:	$4.3 billion
EV/Revenue (ttm):	8.5x
EV/EBITDA (ttm):	23.0x
Avg. Daily Volume (3m):	3.5 million shares

AirMedia Group

AirMedia

Company Overview

AirMedia Group (NASDAQ:AMCN) operates the largest digital media network in China dedicated to air travel advertising, controlling over 95% of the digital screens displaying advertisements in the 15 largest airports in China. AirMedia Group operates over 1,800 digital screens in airports and places programs on over 16,000 airplane digital screens.

Initial Public Offering

On November 6, 2007, AirMedia raised $225 million with an IPO that priced above the forecast range. The 15-million American Depositary Share offering sold for $15 per ADS, compared with a forecast range of $12 to $14, which had been raised from $9 to 11. Morgan Stanley and Lehman Brothers are the lead managers of the offering.

Competitive Strengths

- Dominant position as market leader in airport/airplane advertising in the PRC
- Captive audience and proven platform justify extremely competitive ad rates
- IPO will provide financial resources necessary to continue land grab of airport and airplane ad space

Key Statistics

- **IPO Price:** $15.00
- **Current Stock Price:** $17.58
- **Market Cap:** $1.17 billion
- **Enterprise Value:** $957 million
- **EV/Revenue (ttm):** 17.7x
- **EV/EBITDA (ttm):** NM

Growth Strategy

AirMedia Group plans to enter new advertising mediums within the air travel advertising sector, most specifically by upgrading their light box displays to digital frames. The Company also intends to build local sales teams in additional cities and to continue securing high quality non-advertising content to make audiences more receptive to advertisements played on their network.

VisionChina Media

Company Overview

VisionChina's advertising network delivers programs provided by local television stations in addition to advertising. Most of the company's revenue comes from selling advertising time during breaks between the programs. VisionChina's network consists of about 33,000 digital television displays in 14 cities in China. Most of the company's digital displays are on buses.

Initial Public Offering

On December 6, 2007 VisionChina priced its initial public offering of 13.5 million ADSs at a price of $8.00 per ADS. The Company raised approximately $108 million from the IPO before deducting fees and expenses. Credit Suisse and Merrill Lynch & Co. served as the IPO's lead managers.

Competitive Strengths

- The largest mobile digital television advertising network operator covering mass transportation in China based on the number of displays
- Real-time ability to deliver time-specific and location-based content and advertising
- Exclusive and long-term contractual arrangements

Key Statistics

IPO Price:	$8.00
Current Stock Price:	$18.84
Market Cap:	$1.3 billion
Enterprise Value:	$1.1 billion
EV/Revenue (ttm):	27.7x
EV/EBITDA (ttm):	72.0x

Growth Strategy

VisionChina planned to use $85 million of the IPO proceeds to expand its network into new cities and new media platforms. The company is using remaining proceeds for general corporate purposes and for potential acquisitions.